UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 12, 2016

Atlas Air Worldwide Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-16545	13-4146982
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2000 Westchester Avenue, Purchase, New York		10577
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-701-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2016, the Board of Directors of Atlas Air Worldwide Holdings, Inc. (the "Company") authorized and approved the amendment of the Company’s By-Laws to add a new Section 13 to Article II of such By-Laws, allowing eligible stockholders to include their director nominees in the Company’s annual meeting proxy materials (the "proxy access By-Law"). Under the proxy access By-Law, any stockholder, or group of up to 20 stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years is eligible to nominate and include in the Company’s annual meeting proxy materials director nominees constituting up to the greater of two directors or 20% of the directors then serving on the Board of Directors, provided that the nominating stockholder(s) and the director nominee(s) satisfy the requirements specified in the proxy access By-Law. If an individual proxy access director nominee does not receive at least 25% of the votes cast for election of that nominee, the proxy access By-Law prohibits the renomination of that individual under the proxy access By-Law for the next two annual meetings. The proxy access By-Law will be first available to stockholders for the Company’s 2017 Annual Meeting of Stockholders. The Board of Directors also authorized and approved certain other amendments to the By-Laws providing for additional nonsubstantive changes to the current provisions governing stockholder director nominations relating to the addition of the proxy access By-Law.

The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the full text of, and should be read in conjunction with, the By-Laws, a copy of which is filed as Exhibit 3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3 - Atlas Air Worldwide Holdings, Inc. By-Laws, Amended and Restated as of September 19, 2014 and as Further Amended as of December 12, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Air Worldwide Holdings, Inc.

December 15, 2016	By:	/s/ Adam R. Kokas

Name: Adam R. Kokas
Title: Executive Vice President, General Counsel, Secretary and Chief Human Resources Officer

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Exhibit Index

Exhibit No.	Description

3	Atlas Air Worldwide Holdings, Inc. By-Laws, Amended and Restated as of September 19, 2014 and as Further Amended as of December 12, 2016